UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 2, 2015

NRG Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15891	41-1724239
(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

609-524-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Mr. Crane

On December 2, 2015, David Crane agreed to resign from his position as President and Chief Executive Officer of NRG Energy, Inc. (the “Company” or “NRG”).  Mr. Crane will provide assistance to the Company in connection with the succession of Mauricio Gutierrez to the role of President and Chief Executive Officer until January 4, 2016.

The terms of Mr. Crane’s severance from the Company have not yet been finalized.  The Company will file an amendment to this Form 8-K once such terms have been finalized.

Appointment of Mr. Gutierrez

On December 2, 2015, NRG named Mauricio Gutierrez as President and Chief Executive Officer.  Mr. Gutierrez will also be appointed to serve on the Board.

Mr. Gutierrez, age 45, has served as Executive Vice President and Chief Operating Officer since July 2010. In this capacity, Mr. Gutierrez oversaw NRG’s Plant Operations, Commercial Operations, Environmental Compliance, as well as the Engineering, Procurement and Construction division. Mr. Gutierrez also has served as Executive Vice President and Chief Operating Officer and as a director of NRG Yield, Inc. since December 2012, and was appointed interim President and Chief Executive Officer of NRG Yield, Inc. in December 2015. He previously served as Executive Vice President, Commercial Operations, from January 2009 to July 2010 and Senior Vice President, Commercial Operations, from March 2008 to January 2009. In this capacity, he was responsible for the optimization of the Company’s asset portfolio and fuel requirements. Prior to this, Mr. Gutierrez served as Vice President Commercial Operations Trading from May 2006 to March 2008. Prior to joining NRG in August 2004, Mr. Gutierrez held various positions within Dynegy, Inc., including Managing Director, Trading.

The terms of Mr. Gutierrez’s compensation as President and Chief Executive Officer have not yet been finalized.  The Company will file an amendment to this Form 8-K once such terms have been finalized.

A copy of the Company’s press release announcing the resignation of Mr. Crane and the appointment of Mr. Gutierrez is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(c)       Exhibits:

Exhibit No.	Description

99.1	Press release dated December 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ David R. Hill
David R. Hill
Executive Vice President
and General Counsel

Dated:  December 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 3, 2015